       SALOMON BROTHERS 2008 WORLDWIDE DOLLAR GOVERNMENT TERM TRUST INC



                   NOTICE OF ANNUAL MEETING OF STOCKHOLDERS



                                                                October 9, 2001



To the Stockholders:


     The Annual Meeting of Stockholders (the "Meeting") of Salomon Brothers 2008 Worldwide Dollar Government Term Trust Inc (the "Fund") will be held at the offices of Simpson Thacher & Bartlett, 425 Lexington Avenue, 30 Floor, New York, New York, on Tuesday, November 13, 2001 at 3:30 p.m., New York time, for the purposes of considering and voting upon the following:

       1. The election of directors (Proposal 1); and

       2. Any other business that may properly come before the Meeting.

     The close of business on September 21, 2001 has been fixed as the record date for the determination of stockholders entitled to notice of and to vote at the Meeting.



                                      By Order of the Board of Directors,



                                      Christina T. Sydor
                                      Secretary



   TO AVOID UNNECESSARY EXPENSE OF FURTHER SOLICITATION, WE URGE YOU TO INDICATE VOTING INSTRUCTIONS ON THE ENCLOSED PROXY, DATE AND SIGN IT AND RETURN IT PROMPTLY IN THE ENVELOPE PROVIDED, NO MATTER HOW LARGE OR HOW SMALL YOUR HOLDINGS MAY BE.

                     INSTRUCTIONS FOR SIGNING PROXY CARDS

     The following general rules for signing proxy cards may be of assistance to you and avoid the time and expense to the Fund involved in validating your vote if you fail to sign your proxy card properly.

   1. Individual Accounts: Sign your name exactly as it appears in the registration on the proxy card.

   2. Joint Accounts: Either party may sign, but the name of the party signing should conform exactly to a name shown in the registration.

   3. All Other Accounts: The capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of registration. For example:





                            REGISTRATION                                         VALID SIGNATURE
--------------------------------------------------------------------   -----------------------------------
   CORPORATE ACCOUNTS
--------------------------------------------------------------------
   (1) ABC Corp. ...................................................   ABC Corp. (by John Doe, Treasurer)
   (2) ABC Corp. ...................................................   John Doe, Treasurer
   (3) ABC Corp., c/o John Doe, Treasurer ..........................   John Doe
   (4) ABC Corp. Profit Sharing Plan ...............................   John Doe, Trustee

   TRUST ACCOUNTS
---------------------------------------------------------------------
   (1) ABC Trust ...................................................   Jane B. Doe, Trustee
   (2) Jane B. Doe, Trustee, u/t/d 12/28/78 ........................   Jane B. Doe

   CUSTODIAL OR ESTATE ACCOUNTS
---------------------------------------------------------------------
   (1) John B. Smith, Cust., f/b/o John B. Smith, Jr. UGMA .........   John B. Smith
   (2) John B. Smith ...............................................   John B. Smith, Jr., Executor

        SALOMON BROTHERS 2008 WORLDWIDE DOLLAR GOVERNMENT TERM TRUST INC
                                125 BROAD STREET
                            NEW YORK, NEW YORK 10004

                               ----------------

                                PROXY STATEMENT

     This proxy statement is furnished in connection with a solicitation by the Board of Directors of Salomon Brothers 2008 Worldwide Dollar Government Term Trust Inc (the "Fund") of proxies to be used at the Annual Meeting of Stockholders of the Fund to be held at the offices of Simpson Thacher & Bartlett, 425 Lexington Avenue, 30th Floor, New York, New York, on Tuesday, November 13, 2001 at 3:30 p.m. New York time (and at any adjournment or adjournments thereof) for the purposes set forth in the accompanying Notice of Annual Meeting of Stockholders. This proxy statement and the accompanying form of proxy are first being mailed to stockholders on or about October 9, 2001. Stockholders who execute proxies retain the right to revoke them in person at the Meeting or by written notice received by the Secretary of the Fund at any time before they are voted. Unrevoked proxies will be voted in accordance with the specifications thereon and, unless specified to the contrary, will be voted FOR the election of directors. The close of business on September 21, 2001 has been fixed as the record date for the determination of stockholders entitled to notice of and to vote at the Meeting. Each stockholder is entitled to one vote for each full share and an appropriate fraction of a vote for each fractional share held. On September 21, 2001, there were 34,510,639 shares of the Fund's Common Stock outstanding.

     In accordance with the Fund's By-Laws, a quorum is constituted by the presence in person or by proxy of the holders of record of a majority of the outstanding shares of the Fund's Common Stock entitled to vote at the Meeting. In the event that a quorum is not present at the Meeting, or in the event that a quorum is present but sufficient votes to approve any of the proposals are not received, the persons named as proxies may propose one or more adjournments of the Meeting to a date not more than 120 days after the original record date to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of those shares represented at the Meeting in person or by proxy. The persons named as proxies will vote those proxies which they are entitled to vote FOR or AGAINST any such proposal in their discretion. A stockholder vote may be taken on one or more of the proposals in this proxy statement prior to any such adjournment if sufficient votes have been received for approval.

     Salomon Brothers Asset Management Inc ("SBAM"), whose principal business address is 125 Broad Street, New York, New York 10004, is the Fund's investment adviser. SBAM is a wholly-owned subsidiary of Salomon Smith Barney Holdings Inc.

                       PROPOSAL 1: ELECTION OF DIRECTORS

     In accordance with the Fund's Charter, the Fund's Board of Directors is divided into three classes: Class I, Class II and Class III. At the Meeting, stockholders will be asked to elect two Class I Directors to hold office until the year 2004 Annual Meeting of Stockholders or thereafter when their respective successors are elected and qualified. The terms of office of the remaining Class III and Class II Directors expire at the year 2003 and 2002 Annual Meeting of Stockholders, respectively, or thereafter in each case when their respective successors are duly elected and qualified. The effect of these staggered terms is to limit the ability of other entities or persons to acquire control of the Fund by delaying the replacement of a majority of the Board of Directors.

     The persons named in the accompanying form of proxy intend to vote at the Meeting (unless directed not to vote) FOR the election of the nominees named below. The nominees for election are currently members of the Fund's Board of Directors and have been previously elected directors by the Fund's stockholders. The nominees have indicated that they will serve if elected, but if they should be unable to serve, the proxy will be voted for any other person determined by the persons named in the proxy in accordance with their judgment. As of April 20, 2001, Charles F. Barber became a Director Emeritus** of the Fund.

     The following table provides information concerning the nominees for election as Directors of the Fund:



                                                                                                 COMMON STOCK
                                                                                              BENEFICIALLY OWNED,
                                                                                                  DIRECTLY OR
                                                                                                INDIRECTLY, ON
                                                                                                 JULY 31, 2001
                                                                           DIRECTOR          --------------------
     NOMINEES AND PRINCIPAL OCCUPATIONS DURING THE PAST FIVE YEARS          SINCE      AGE         SHARES(A)
-----------------------------------------------------------------------   ---------   ----   --------------------
NOMINEES TO SERVE UNTIL THE YEAR 2004 ANNUAL MEETING OF STOCKHOLDERS
  CLASS I DIRECTORS
Dr. Riordan Roett, Member of Audit Committee; Professor and Director,       1995        62              0
  Latin American Studies Program, Paul H. Nitze School of Advanced
  International Studies, Johns Hopkins University.
Jeswald W. Salacuse, Member of Audit Committee; Henry J. Braker             1993        63             200
  Professor of Commercial Law and formerly Dean, The Fletcher
  School of Law & Diplomacy, Tufts University.

     The following table provides information concerning the remaining Directors of the Fund:



                                                                                             COMMON STOCK
                                                                                          BENEFICIALLY OWNED,
                                                                                              DIRECTLY OR
                                                                                            INDIRECTLY, ON
                                                                                             JULY 31, 2001
                                                                       DIRECTOR          --------------------
   DIRECTORS AND PRINCIPAL OCCUPATIONS DURING THE PAST FIVE YEARS       SINCE      AGE         SHARES(A)
-------------------------------------------------------------------   ---------   ----   --------------------
DIRECTOR SERVING UNTIL THE 2003 ANNUAL MEETING OF STOCKHOLDERS
  CLASS III DIRECTOR
Daniel P. Cronin, Member of Audit Committee; Associate General          1993        55            1,000
  Counsel, Pfizer, Inc.
DIRECTOR SERVING UNTIL THE 2002 ANNUAL MEETING OF STOCKHOLDERS
  CLASS II DIRECTORS
Heath B. McLendon*, Chairman and President; Managing Director,          1998        68            1,016
  Salomon Smith Barney Inc. ("SSB"), President and Director, Smith
  Barney Fund Management LLC ("SBFM") and Travelers Investment
  Adviser, Inc.; Chairman of Smith Barney Strategy Advisers Inc.

----------
 * "Interested person" as defined in the Investment Company Act of 1940, as amended (the "1940 Act").

 ** Upon attainment of age 80, Fund directors are required to change to emeritus status. Directors emeritus are entitled to serve in emeritus status for a maximum of 10 years during which time they are paid 50% of the annual retainer fee and meeting fees otherwise applicable to Fund directors, together with reasonable out-of-pocket expenses for each meeting attended.

(A) Each Director's holdings represented no more than 1% of the outstanding shares of the Fund's Common Stock as of July 31, 2001. Each nominee and director has sole voting and investment power with respect to the listed shares.

     Each of the nominees and directors also serve as directors of certain other U.S.-registered investment companies, as described below. Mr. McLendon also serves as a director of 16 other investment companies advised by SBAM, 43 investment companies managed and/or administered by SBFM, six investment companies advised by Travelers Investment Management Company ("TIA"), seven investment companies managed by Travelers Asset Management International Corporation and 16 investment companies managed by Citi Fund Management Inc. Mr. Cronin also serves as a director of six other investment companies advised by SBAM. Dr. Roett also serves as a director of nine other investment companies advised by SBAM. Mr. Salacuse also serves as a director of nine other investment companies advised by SBAM, one other registered investment company advised by PIMCO Advisors L.P., two other registered investment companies advised by Advantage and one other registered investment company advised by CIBC Advisers.

     At July 31, 2001, directors and officers of the Fund as a group owned beneficially less than 1% of the outstanding shares of the Fund's Common Stock. To the knowledge of the Fund's management, no person owned of record, or owned beneficially, more than 5% of the Fund's outstanding shares of Common Stock at that date, except that Cede & Co., a nominee for participants in Depository Trust Company, held of record 32,546,428 shares, equal to approximately 94% of the outstanding shares of the Fund's Common Stock.

     The Fund's executive officers are chosen each year at the meeting of the Board of Directors of the Fund immediately following the Annual Meeting of Stockholders, to hold office until the meeting of the Board following the next Annual Meeting of Stockholders and until their successors are duly elected and qualified. In addition to Mr. McLendon, the present executive officers of the Fund are:




                                                     OFFICER
         NAME                      OFFICE             SINCE     AGE
----------------------   --------------------------  --------   ----
  Peter J. Wilby         Executive Vice President     1993       42
  Thomas K. Flanagan     Executive Vice President     1994       48
  James E. Craige        Executive Vice President     1996       33
  Roger M. Lavan         Executive Vice President     1996       38
  Lewis E. Daidone       Executive Vice President     1998       43
                          and Treasurer
  Christina T. Sydor     Secretary                    1998       50

     Mr. Wilby has also been a Managing Director of SBAM and SSB since January 1996. Prior to January 1996, he was a Director of SBAM and SSB. Mr. Flanagan has been a Managing Director of SBAM and SSB since December 1998. Prior to December 1998, he was a Director of SBAM and SSB. Mr. Craige has been a Managing Director of SBAM and SSB since December 1998. He was a Director of SBAM and SSB from January 1998 to December 1998 and a Vice President of SBAM and SSB from May 1992 to January 1998. Mr. Lavan has been a Managing Director of SBAM and SSB since January 2001. He was a Director of SBAM and SSB since January 1996 and a Vice President of SBAM and SSB since May 1990. Mr. Daidone and Ms. Sydor also serve as Managing Directors of SSB. Mr. Daidone has served as Managing Director of SSB since 1990. He is Director and Senior Vice President of SBFM and TIA and is the Senior Vice President, Treasurer and Chief Financial Officer of its mutual fund complex. Ms. Sydor, Managing Director of SSB, joined SSB in 1986. She is General Counsel of SBFM and TIA and is also Secretary of many investment companies sponsored by SSB.

     The Fund's Audit Committee is composed entirely of Directors who are not "interested persons" of the Fund, SBAM or their affiliates within the meaning of the 1940 Act, and who are "independent" as defined in the New

York Stock Exchange listing standards. The principal functions of the Audit Committee are: (i) to recommend to the Board the appointment of the Fund's independent auditors; (ii) to review with the independent auditors the scope and anticipated cost of their audit; and (iii) to receive and consider a report from the independent auditors concerning their conduct of the audit, including any comments or recommendations they might want to make in that connection. This Committee met once during the fiscal year ended July 31, 2001. The Fund has no nominating or compensation committees. The Fund adopted an Audit Committee Charter at a meeting held on May 23, 2000.


                         REPORT OF THE AUDIT COMMITTEE

     Pursuant to a meeting of the Audit Committee on September 26, 2001, the Audit Committee reports that it has: (i) reviewed and discussed the Fund's audited financial statements with management; (ii) discussed with PricewaterhouseCoopers LLP ("PwC"), the independent auditors to the Fund, the matters (such as the quality of the Fund's accounting principals and internal controls) required to be discussed by Statement on Auditing Standards No. 61; and (iii) received written confirmation from PwC that it is independent and written disclosures regarding such independence as required by Independence Standards Board Standard No. 1, and discussed with PwC the auditors' independence. Based on the review and discussions referred to in items (i) through (iii) above, the Audit Committee recommended to the Board of Directors (and the Board has approved) that the audited financial statements be included in the Fund's annual report for the Fund's fiscal year ended July 31, 2001. The Fund's Audit Committee is composed of Messrs. Cronin and Salacuse and Dr. Roett.

     During the fiscal year ended July 31, 2001, the Board of Directors met four times. Each director attended at least 75% of the aggregate number of meetings of the Board and the committees for which he was eligible.

     Under the federal securities laws, the Fund is required to provide to stockholders in connection with the Meeting information regarding compensation paid to the directors by the Fund, as well as by the various other investment companies advised by SBAM. The following table provides information concerning the compensation paid to each director from the Fund during the fiscal year ended July 31, 2001 and the total compensation paid to each director for the calendar year ended December 31, 2000. Certain of the directors listed below are members of the Audit Committee of the Fund and other committees of certain other investment companies advised by SBAM, and accordingly, the amounts provided in the table include compensation for service on such committees. The Fund does not provide any pension or retirement benefits to directors.




                                                                   TOTAL COMPENSATION
                                                                   FROM THE FUND AND
                                             AGGREGATE                OTHER FUNDS
                                            COMPENSATION            ADVISED BY SBAM
                                           FROM THE FUND         AND ITS AFFILIATES FOR
                                       FOR FISCAL YEAR ENDED      CALENDAR YEAR ENDED
NAME OF DIRECTORS                             7/31/01                   12/31/00
-----------------------------------   -----------------------   -----------------------
                                                                    DIRECTORSHIPS(A)
      Daniel P. Cronin ............            $8,500                 $  57,109(7)
      Dr. Riordan Roett ...........            $8,500                 $  82,900(10)
      Jeswald W. Salacuse .........            $8,500                 $  77,900(10)

----------
(A) The numbers in parentheses indicate the applicable number of directorships held by that director for investment companies advised by SBAM and its affiliates.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934 and Section 30(h) of the 1940 Act in combination require directors and officers of the Fund, persons who own more than 10% of the Fund's Common Stock and SBAM and its directors and officers to file reports of ownership and changes in ownership with the Securities and Exchange Commission and the New York Stock Exchange. The Fund believes that all relevant persons have complied with applicable filing requirements during its most recently completed fiscal year.


REQUIRED VOTE

     Directors are elected by a plurality of the votes cast by the holders of shares of the Fund's Common Stock present in person or represented by proxy at a meeting at which a quorum is present. For purposes of the election of directors, abstentions and broker non-votes will not be considered votes cast, and do not affect the plurality vote required for directors.

     THE DIRECTORS, INCLUDING THE DIRECTORS WHO ARE NOT "INTERESTED PERSONS," UNANIMOUSLY RECOMMEND THAT THE STOCKHOLDERS VOTE "FOR" THE NOMINEES FOR DIRECTORS.


                      FEES PAID TO INDEPENDENT ACCOUNTANTS

     AUDIT FEES. The fees for the annual audit of the Fund's financial statements by PwC for the fiscal year ended July 31, 2001 were $50,000.

     FINANCIAL INFORMATION SYSTEMS DESIGN AND IMPLEMENTATION FEES. The aggregate fees billed for financial information systems design and implementation services rendered by PwC to the Fund, SBAM and entities controlled by or affiliated with SBAM that provide services to the Fund for the fiscal year ended July 31, 2001 were $0. The Audit Committee of the Fund has determined that provision of these services is compatible with maintaining the independence of PwC.

     ALL OTHER FEES. The aggregate fees billed for all other non-audit services, including fees for tax-related services, rendered by PwC to the Fund, SBAM and entities controlled by or affiliated with SBAM that provide services to the Fund for the fiscal year ended July 31, 2001 were $3,000. The Audit Committee of the Fund has determined that provision of these non-audit services is compatible with maintaining the independence of PwC.


                   PROPOSALS TO BE SUBMITTED BY STOCKHOLDERS

     All proposals by stockholders of the Fund which are intended to be presented at the Fund's next Annual Meeting of Stockholders to be held in 2002 must be received by the Fund for inclusion in the Fund's proxy statement and proxy relating to that meeting no later than July 17, 2002. Any stockholder who desires to bring a proposal at the Fund's 2002 Annual Meeting of Stockholders without including such proposal in the Fund's proxy statement must deliver written notice thereof to the Secretary of the Fund (addressed to Salomon Brothers 2008 Worldwide Dollar Government Term Trust Inc, 125 Broad Street, New York, New York 10004 during the period from August 14, 2002 to September 13, 2002.


                               OTHER INFORMATION

     The Fund's Annual Report containing financial statements for the fiscal year ended July 31, 2001, is available free of charge by writing to the Fund c/o Salomon Brothers Asset Management Inc at the address listed on the front cover, or by calling toll-free 1-888-777-0102.

                        EXPENSES OF PROXY SOLICITATION

     The costs of preparing, assembling and mailing material in connection with this solicitation of proxies will be borne by the Fund. Proxies may also be solicited personally by officers of the Fund and by regular employees of SBAM, or its affiliates, or other representatives of the Fund or by telephone or telegraph, in addition to the use of mails. Brokerage houses, banks and other fiduciaries may be requested to forward proxy solicitation material to their principals to obtain authorization for the execution of proxies, and will be reimbursed by the Fund for such out-of-pocket expenses.


                                OTHER BUSINESS

     The Board of Directors of the Fund does not know of any other matter which may come before the Meeting. If any other matter properly comes before the Meeting, it is the intention of the persons named in the proxy to vote the proxies in accordance with their judgment on that matter.


October 9, 2001

                        SALOMON BROTHERS 2008 WORLDWIDE
                        DOLLAR GOVERNMENT TERM TRUST INC
                   PROXY SOLICITED ON BEHALF OF THE DIRECTORS


     The undersigned hereby appoints Heath B. McLendon, Lewis E. Daidone and Robert A. Vegliante, and each of them, attorneys and proxies for the undersigned, with full power of substitution and revocation to represent the undersigned and to vote on behalf of the undersigned all shares of Salomon Brothers 2008 Worldwide Dollar Government Term Trust Inc (the "Fund") which the undersigned is entitled to vote at the Annual Meeting of Stockholders of the Fund to be held at the offices of Simpson Thacher & Bartlett, 425 Lexington Avenue, 30th Floor, New York, New York on Tuesday, November 13, 2001, at 3:30 p.m., and at any adjournments thereof. The undersigned hereby acknowledges receipt of the Notice of Meeting and accompanying Proxy Statement and hereby instructs said attorneys and proxies to vote said shares as indicated hereon. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting. A majority of the proxies present and acting at the Meeting in person or by substitute (or, if only one shall be so present, then that one) shall have and may exercise all of the power and authority of said proxies hereunder. The undersigned hereby revokes any proxy previously given.

THIS PROXY, IF PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED BY THE STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE NOMINEES AS DIRECTORS.

Please refer to the Proxy Statement for a discussion of the Proposals.


                          (continued on reverse side)

                        PLEASE DATE, SIGN AND MAIL YOUR
                      PROXY CARD BACK AS SOON AS POSSIBLE


                         ANNUAL MEETING OF STOCKHOLDERS
                        SALOMON BROTHERS 2008 WORLDWIDE
                        DOLLAR GOVERNMENT TERM TRUST INC


                               NOVEMBER 13, 2001








                Please Detach and Mail in the Envelope Provided



A  [X] PLEASE MARK YOUR VOTES AS IN THIS EXAMPLE.


1. ELECTION OF DIRECTORS

      FOR Nominees                WITHHOLD
    listed at right           Authority to vote
   (except as marked          for all nominees
    to the contrary)           listed at right    NOMINEES: Riordan Roett
                                                            Jeswald W. Salacuse
          [ ]                        [ ]


(INSTRUCTION: To withhold authority to vote for any individual nominee, write the name of the nominee(s) on the line below.)


--------------------------------------------------------------------------------

2. Any other business that may properly come before the meeting.


3. I will be attending the meeting.   [ ]


PLEASE COMPLETE, SIGN AND DATE HEREON AND MAIL IN ACCOMPANYING POSTPAID
ENVELOPE.


SIGNATURE____________________________________  DATE__________, 2001


SIGNATURE____________________________________  DATE__________, 2001
                   If Jointly Held


NOTE: Please sign this proxy exactly as your name appears on this Proxy. If joint owners, EITHER may sign this Proxy. When signing as attorney, executor, administrator, trustee, guardian or corporate officer, please give your full title.